UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 4)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2012

GALENA BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 N. State St., Suite 208

Lake Oswego, Oregon

97034

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Galena Biopharma, Inc. (formerly known as RXi Pharmaceuticals Corporation) (the “Company”) files this Form 8-K/A (Amendment No. 4) to provide updated pro forma financial information related to its acquisition of Apthera, Inc. (“Apthera”), which closed on April 13, 2011. Reference is made to the Form 8-K filed by RXi on April 14, 2011, as previously amended by the Forms 8-K/A (Amendments No. 1, No. 2 and No. 3) filed on April 15, 2011, May 4, 2011 and June 10, 2011, respectively.

Item 9.01	Financial Statements and Exhibits

Pursuant to Rule 11-02(c) of Regulation S-X, the following pro forma financial information is included as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference:

(a)	Pro Forma Financial Information Regarding Business Acquired

(i)	Unaudited pro forma condensed combined statement of expenses for the year ended December 31, 2011

(b)	Exhibits

The following exhibit is filed as part of this Form 8/K/A.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of expenses

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date: April 4, 2012	By:	/s/ Mark J. Ahn
Mark J. Ahn, Ph.D.
President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of expenses

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